                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
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                                   FORM 8-K/A

                                 AMENDMENT NO. 1
                                       TO

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): August 14, 2002 (August 2, 2002)
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                       INNOVATIVE CLINICAL SOLUTIONS, LTD.
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             (Exact name of registrant as specified in its charter)

                                    Delaware

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                 (State or other jurisdiction of incorporation)

                               0-27568 65-0617076
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          (Commission File Number) (IRS Employer Identification Number)

               10 Dorrance Street, Suite 400, Providence, RI 02903
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                    (Address of principal executive offices)

                                 (401) 831-6755
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              (Registrant's telephone number, including area code)

                                       N/A
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          (Former name or former address, if changed since last report)

Explanatory  Note:  This Form 8-K/A amends Item 4 of the Form 8-K,  dated August
14, 2002, of Innovative Clinical Solutions, Ltd. (the "Registrant"),  to clarify the fact that the  relationship  of the  Registrant  with  Arthur  Andersen  LLP terminated on August 2, 2002.

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

The Securities and Exchange Commission ("SEC") notified the Registrant on August
2, 2002  that the SEC had been  notified  by Arthur  Andersen  LLP  ("AA"),  the
Registrant's  auditor  of  record,  that AA is unable to  perform  future  audit services  for  the  Registrant  and,  as a  result  its  relationship  with  the
Registrant is  effectively  terminated as of August 2, 2002.  The  Registrant is currently  in the  process of  identifying  qualified  independent  auditors  to replace AA and anticipates that it will have retained a new audit firm within 60 days.

During the two most recent fiscal years of the Registrant ended January 31, 2002 and 2001, and the subsequent  interim period through August 2, 2002,  there were no  disagreements  between the  Registrant  and AA on any matters of  accounting principles or practices,  financial statement  disclosure,  or auditing scope or procedure, which disagreements, if not resolved to AA's satisfaction, would have caused  AA to make  reference  to the  subject  matter  of the  disagreement  in connection with its reports; and there were no reportable events described under
Item 304 (a) (1) (v) of Regulation S-K.

The  audit  reports  of AA on  the  consolidated  financial  statements  of  the
Registrant  as of and for the  fiscal  years  ended  January  31,  2002 and 2001 contained a going concern opinion explanatory  paragraph.  Except for such going concern explanatory paragraph,  such reports did not contain any adverse opinion
or  disclaimers  of  opinion,   nor  were  they  qualified  or  modified  as  to
uncertainty,  audit scope or accounting principles. The Registrant has attempted to obtain a letter from AA indicating  its  concurrence  with the  disclosure in this and the  preceding  paragraph.  However,  AA has closed its Boston  office, which had responsibility for the audit of the Registrant's  financial statements and, accordingly, the Registrant is unable to provide such a letter from AA.

During the two most recent fiscal years of the Registrant ended January 31, 2002 and  2001  and the  subsequent  interim  period  through  August  2,  2002,  the
Registrant  did not  consult any other  accounting  firms  regarding  any of the matters or events set forth in Item 304 (a) (2) (i) and (ii) of Regulation S-K.

Forward Looking Statements

     Certain  statements  set  forth  above,  including,  but  not  limited  to, statements containing the words "anticipates," "believes," "expects," "intends,"
"will," "may" and similar words constitute forward-looking statements within the
meaning  of  the  Private  Securities   Litigation  Reform  Act  of  1995.  Such
forward-looking  statements are based on management's  current  expectations and include known and unknown risks,  uncertainties and other factors, many of which the  results or  performance  to differ  materially  from any future  results or performance  expressed  or implied  by such  forward-looking  statements.  These statements involve risks,  uncertainties and other factors detailed from time to time in the Registrant's  filings with the Securities and Exchange  Commissions.
The Registrant  cautions investors that any  forward-looking  statements made by the  Registrant  are  not  guarantees  of  future  performance.  The  Registrant disclaims any obligation to update any such factors or to announce  publicly the results  of any  revisions  to any of the  forward-looking  statements  included herein to reflect future events or developments.

ITEM 7. FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits.

         None

SIGNATURES

     Pursuant to the  requirements  of the  Securities  Exchange Act of 1934, as amended,  the  Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INNOVATIVE CLINICAL SOLUTIONS, LTD.

By:      /s/Michael T. Heffernan
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            Michael T. Heffernan, Chairman

Date:  August 14, 2002